UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant To Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): April 17, 2013

PartnerRe Ltd.
(Exact Name of Registrant as Specified in Charter)

Bermuda
(State or Other Jurisdiction of Incorporation)

001-14536		Not Applicable
(Commission File Number)		(IRS Employer Identification No.)

Wellesley House, 90 Pitts Bay Road, Pembroke, Bermuda		HM 08
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (441) 292-0888

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01      Other Events

On April 17, 2013, PartnerRe Ltd. (the “Company”) announced the restructuring of its business support operations into a single integrated worldwide support platform. The purpose is to provide shared support services on a global basis across the PartnerRe group, and is expected to result in enhanced organizational flexibility and greater operational efficiency Company-wide.

The new organizational structure will result in the reduction of approximately 140 positions spread across multiple Company locations worldwide, inclusive of a small number of redundancies resulting from organizational changes in the Company’s Global Non-Life Operations.

The Company expects to achieve annual savings of between $60 million and $70 million, pre-tax, with the majority of expense savings achieved by the end of 2014.

As a result, the Company expects to record a charge, totaling between $60 million and $70 million, pre-tax, related to the restructuring. This charge will be recorded principally in the Company’s second quarter 2013 results. No charges will be recorded in the Company’s first quarter 2013 results.

Special Note Regarding Forward-Looking Statements

PartnerRe Ltd. has made statements in this Current Report on Form 8-K that are forward-looking statements. In some cases, you can identify these statements by forward-looking words such as “may,” “might,” “will,” “should,” “expects,” “plans,” “anticipates,” “believes,” “estimates,” “predicts,” “potential,” or “continue,” the negative of these terms and other comparable terminology. These forward-looking statements, which are subject to risks, uncertainties and assumptions about us, include our expectations regarding the restructuring of our business support operations and the related expected savings. These statements are only predictions based on our current expectations and projections about future events. There are important factors that could cause our actual results, performance or achievements to differ materially from the results, performance or achievements expressed or implied by the forward-looking statements, including those factors described under the caption entitled “Risk Factors” in our Annual Report on Form 10-K for the year ended December 31, 2012. You should specifically consider the numerous risks outlined under Risk Factors.

Although we believe the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results, performance or achievements. Moreover, neither we nor any other person assumes responsibility for the accuracy and completeness of any of these forward-looking statements. We are under no duty to update any of these forward-looking statements after the date of this Current Report on Form 8-K to conform our prior statements to actual results or revised expectations.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PartnerRe Ltd. (Registrant)
Date:	April 19, 2013	By:	/s/ Marc Wetherhill
			Name:	Marc Wetherhill
			Title:	Chief Legal Counsel